Accounts receivable	12 Months Ended
Dec. 31, 2018
Accounts Receivable, Net, Current [Abstract]
Accounts receivable
Accounts receivable

Accounts receivables are held at their nominal amount less an allowance for doubtful accounts. Doubtful accounts are recognized when it is unlikely that required payments of specific amounts will occur as a result of the financial condition of the customer. As at December 31, 2018 (Successor) we had no allowances for doubtful accounts netted against our accounts receivable (December 31, 2017 (Predecessor): nil; December 31, 2016 (Predecessor): nil).

We recognized no bad debt expense in the period from July 2, 2018 through December 31, 2018 (Successor) and $48 million in the period from January 1, 2018 through July 1, 2018. We did not recognize any bad debt expense in 2017, or 2016, but have instead reduced contract revenue for any disputed amounts.